Exhibit 99.5

LANDEC CORPORATION
2009 STOCK INCENTIVE PLAN
NOTICE OF GRANT OF STOCK APPRECIATION RIGHT

Recipient:

You have been granted a stock appreciation right (the “SAR”) with respect to Common Stock of Landec Corporation (the “Company”), as follows:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares:

Total Exercise Price:

Term/Expiration Date:

Vesting Commencement Date:

Vesting Schedule:
So long as your Service continues, this SAR shall vest and become exercisable in accordance with the following schedule: this SAR shall vest and become exercisable with respect to 12/36th of the total number of Shares subject to this SAR on the first annual anniversary of the Vesting Commencement Date and 1/36th of the total number of Shares subject to this SAR on each monthly anniversary thereafter.

Termination Period:
This SAR may be exercised for six months after termination of your Service except as set forth in Section 4 of the Stock Appreciation Right Agreement (but in no event later than the Expiration Date). Recipient is responsible for keeping track of the exercise period following a termination of his or her Service for any reason. The Company will not provide further notice of such period.

Exhibit 99.5

Unless otherwise defined in this Notice of Stock Appreciation Right, the terms used herein shall have the meanings assigned to them in the Plan.

                By your signature and the signature of the Company’s representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Landec Corporation 2009 Stock Incentive Plan and the Stock Appreciation Right Agreement, all of which are attached to, and made a part of, this document.

               In addition, you agree and acknowledge that your rights to any Shares underlying this SAR will be earned only as you provide Service over time, that the grant of the SAR is not as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate), prior to your Vesting Commencement Date, and that nothing in this Notice of Stock Appreciation Right or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

RECIPIENT:	LANDEC CORPORATION

By:

Signature

Title:

Print Name

Exhibit 99.5

LANDEC CORPORATION
2009 STOCK INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT

1.              Grant of SAR. Landec Corporation, a Delaware corporation (the “Company”), hereby grants to the Recipient named in the Notice of Stock Appreciation Right attached to this Stock Appreciation Right Agreement (the “Recipient”), a stock appreciation right (the “SAR”) to with respect to the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Appreciation Right (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the 2009 Stock Incentive Plan (the “Plan”), which is incorporated in this Stock Appreciation Right Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2.              Exercise of SAR. This SAR shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan as follows:

(a)            Right to Exercise.

(i)         This SAR may not be exercised with respect to a fraction of a share.

(ii)         In the event of Recipient’s termination of Service, the exercisability of this SAR shall be governed by Section 4 below, subject to the limitations contained in paragraph (iii) below.

(iii)        In no event may this SAR be exercised after the Expiration Date as set forth in the Notice.

(b)            Method of Exercise.

(i)         This SAR may be exercised by delivering to the Company a fully executed Notice of Exercise (in the form attached as Exhibit A) which shall state the Recipient’s election to exercise the SAR, the number of Shares in respect of which the SAR is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Recipient and shall be delivered to the Company by such means as are determined to constitute adequate delivery by the Plan Administrator in its discretion. This SAR shall be deemed to be exercised upon receipt by the Company of such fully executed Notice of Exercise.

(ii)         As a condition to the exercise of this SAR, Recipient agrees to make adequate provision for any applicable federal, state or other tax withholding obligations, if any, which arise upon the exercise of the SAR or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)       The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the SAR unless such issuance or delivery would comply with all applicable laws, with such compliance determined by the Company in consultation with its legal counsel. This SAR may not be exercised if the issuance of such Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this SAR, the Company may require Recipient to make any representation and warranty to the Company as may be required by any applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Recipient on the date on which the SAR is exercised with respect to such Shares.

Exhibit 99.5

3.              Distribution Pursuant to Exercise. Upon exercise of this SAR pursuant to Section 2 above, Recipient will receive a payment equal to the difference between the aggregate Fair Market Value of the Shares with respect to which the SAR is exercised and determined as of the exercise date and the aggregate Exercise Price, which payment shall be made in Shares, provided that any amount equal to less than the Fair Market Value of one full Share on the exercise date shall be paid to the Recipient in cash. Such payment shall be made as soon as reasonably practicable following the exercise.

4.              Termination of Relationship. Following the date of termination of Recipient’s Service for any reason (the “Termination Date”), Recipient may exercise the SAR only as set forth in the Notice and this Section 4. To the extent that Recipient does not exercise this SAR within the Termination Period set forth in the Notice or the termination periods set forth below, the SAR shall terminate in its entirety. In no event, may the SAR be exercised after the Expiration Date of the SAR as set forth in the Notice. In the event of termination of Recipient’s Service other than as a result of Recipient’s Disability or death or for Cause, Recipient may, to the extent Recipient is vested in the SAR at the Termination Date, exercise this SAR during the Termination Period set forth in the Notice. In the event of any other termination, Recipient may exercise the SAR only as described below:

(a)        Termination upon Disability of Recipient. In the event of termination of Recipient’s Service as a result of Recipient’s Disability, Recipient may, but only within [six] months from the Termination Date, exercise this SAR to the extent Recipient was vested in the SAR as of such Termination Date.

(b)        Death of Recipient. In the event of the death of Recipient while in Service, the SAR may be exercised at any time within six months following the date of death by Recipient’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only to the extent Recipient was vested in the SAR as of the Termination Date.

(c)        Termination for Cause. In the event Recipient’s Service is terminated for Cause, the SAR shall terminate immediately upon such termination for Cause. In the event Recipient’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Recipient’s rights under the SAR, including the right to exercise the SAR, shall be suspended during the investigation period.

5.              Non-Transferability of SAR. This SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This SAR may be exercised during the lifetime of Recipient only by Recipient. The terms of this SAR shall be binding upon the executors, administrators, heirs, successors and assigns of Recipient.

6.              No Employment Rights. Recipient understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (or any Parent, Subsidiary, or Affiliate) and not through the act of being hired, being granted this SAR or acquiring Shares under this Agreement. Recipient further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Recipient any right with respect to continuation as an Employee or Consultant with the Company (or any Parent, Subsidiary, or Affiliate), nor shall it interfere in any way with his or her right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

Exhibit 99.5

7.              Effect of Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The SAR, including the Plan, constitutes the entire agreement between Recipient and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

8.              Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of Delaware without regard to conflict of law principles thereof.

9.              Signature. This Agreement shall be deemed executed by the Company and Recipient upon execution by such parties of the Notice attached to this Agreement.

Exhibit 99.5

EXHIBIT A
LANDEC CORPORATION
2009 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE

To:	Landec Corporation
Attn:	Administrator of the 2009 Stock Incentive Plan
Subject:	Notice of Intention to Exercise Stock Appreciation Right

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Recipient’s stock appreciation right covering ___ shares of Landec Corporation Common Stock, under and pursuant to the Company’s 2009 Stock Incentive Plan (the “Plan”) and the Notice of Stock Appreciation Right and Stock Appreciation Right Agreement (the “Agreement”) dated __________, with respect to ___ shares.

The shares issued pursuant to this exercise should be registered in the name(s) of:

                                         and                                         .4

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to exercise the stock appreciation right pursuant to the Plan and the Agreement is enclosed.5

Dated:

(Signature)	(Signature)[6]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

[4]	If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.

[5]	Applicable if someone other than the Recipient (e.g., a death beneficiary) is exercising the SAR.

[6]	Each person in whose name shares are to be registered must sign this Notice of Exercise.